N / E / W / S R / E / L / E / A / S / E

July 24, 2014

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2014 EARNINGS PER SHARE INCREASE OF NEARLY 21 PERCENT AS RETURN ON ASSETS TOTALED 1.10 PERCENT

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2014 net income of $15.2 million, compared to $10 million during the same period in 2013. Earnings per share for the period totaled $.41 per share an increase of nearly 21 percent over $.34 per share earned in the second quarter of 2013. Year-to-date net income totaled $28.8 million, compared to $21 million in 2013. Earnings per share totaled $.79 per share through six months of 2014 compared to $.72 in 2013.

Total assets equaled $5.6 billion as of quarter-end and loans were $3.7 billion. The Corporation’s loan portfolio increased, by $803 million, over the past twelve months. Of the increase, $206 million was the result of organic growth and $597 million resulted from the acquisition of CFS Bancorp in November of 2013. The Corporation’s loan-to-deposit ratio is 86 percent and the loan-to-asset ratio is 66 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “Second quarter 2014 results were in line with our expectations and include the successful realization of our projected cost savings related to our Citizens integration.” Rechin also added, “Management was pleased by organic loan growth throughout our franchise and optimistic about the acceleration the recently announced Community Bank of Noblesville merger will add to our Hamilton county business and the greater Indianapolis MSA .”

Net-interest income totaled $46.1 million for the quarter, and net-interest margin remained strong during the quarter totaling 3.89 percent, as yields on earning assets totaled 4.33 percent and the cost of supporting liabilities totaled .44 percent.

Non-interest income totaled $15.9 million for the quarter, an increase from the second quarter of 2013 total of $14.1 million. Gains on sale of mortgage loans, during the quarter, declined by $1.3 million from the second quarter of 2013. Non-interest expense totaled $41.3 million for the quarter an improvement over the first quarter of 2014 of $1.8 million. When adjusted for other real estate owned expenses, core expenses declined on a linked quarter-over-quarter basis by $2.7 million.

The Corporation did not make a provision to the allowance for loan losses during the quarter due to improvements in non-accrual loan totals as well as criticized and classified loans. The allowance for loan losses totaled $68.4 million, or 1.83 percent of total loans and 133 percent of non-accrual loans. Non-performing assets have declined by $10.4 million since the close of our Citizens acquisition at year-end and now total $71.3 million.

As of June 30, 2014, the Corporation’s total risk-based capital equaled 15.11 percent, Tier 1 common risk-based capital equaled 11.00 percent, and tangible common equity ratio totaled 8.74 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 24, 2014.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until July 24, 2015. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10048248.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme140724.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2014	2013
ASSETS
Cash and cash equivalents	$115,891	$69,404
Interest-bearing time deposits	27,856	59,898
Investment securities	1,214,087	908,992
Mortgage loans held for sale	7,370	14,531
Loans	3,722,733	2,920,080
Less: Allowance for loan losses	(68,367)	(68,202)
Net loans	3,654,366	2,851,878
Premises and equipment	74,856	54,165
Federal Reserve and Federal Home Loan Bank stock	43,127	32,790
Interest receivable	18,341	15,186
Core deposit intangibles and goodwill	201,583	148,759
Cash surrender value of life insurance	165,974	126,710
Other real estate owned	18,621	11,765
Tax asset, deferred and receivable	44,622	30,959
Other assets	28,426	13,227
TOTAL ASSETS	$5,615,120	$4,338,264
LIABILITIES
Deposits:
Noninterest-bearing	$917,825	$741,095
Interest-bearing	3,411,785	2,591,698
Total Deposits	4,329,610	3,332,793
Borrowings:
Federal funds purchased	100,000	57,085
Securities sold under repurchase agreements	133,137	161,779
Federal Home Loan Bank advances	220,765	92,743
Subordinated debentures and term loans	126,874	111,778
Total Borrowings	580,776	423,385
Interest payable	2,489	1,150
Other liabilities	31,649	41,643
Total Liabilities	4,944,524	3,798,971
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 0 and 68,087 shares		68,087
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 36,052,209 and 28,801,848 shares	4,507	3,600
Additional paid-in capital	394,774	257,626
Retained earnings	266,980	225,034
Accumulated other comprehensive income (loss)	4,210	(15,179)
Total Stockholders' Equity	670,596	539,293
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,615,120	$4,338,264

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2014	2013	2014	2013
INTEREST INCOME
Loans receivable:
Taxable	$42,323	$34,018	$84,348	$71,177
Tax-exempt	58	113	119	230
Investment securities:
Taxable	5,046	3,577	9,856	7,195
Tax-exempt	3,570	2,515	7,008	4,969
Deposits with financial institutions	35	62	58	81
Federal Reserve and Federal Home Loan Bank stock	495	368	1,147	739
Total Interest Income	51,527	40,653	102,536	84,391
INTEREST EXPENSE
Deposits	2,874	2,599	5,423	5,490
Federal funds purchased	23	1	72	12
Securities sold under repurchase agreements	187	208	383	402
Federal Home Loan Bank advances	676	462	1,358	921
Subordinated debentures and term loans	1,648	733	3,289	1,458
Total Interest Expense	5,408	4,003	10,525	8,283
NET INTEREST INCOME	46,119	36,650	92,011	76,108
Provision for loan losses		1,997		4,099
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,119	34,653	92,011	72,009
OTHER INCOME
Service charges on deposit accounts	4,098	2,912	7,649	5,641
Fiduciary activities	2,360	2,264	4,572	4,371
Other customer fees	4,049	2,816	7,782	5,596
Commission income	1,886	1,748	4,154	3,920
Earnings on cash surrender value of life insurance	653	610	1,401	1,310
Net gains and fees on sales of loans	1,159	2,457	1,882	4,835
Net realized gains on sales of available for sale securities	844	239	1,425	487
Other income	884	1,013	2,254	1,776
Total Other Income	15,933	14,059	31,119	27,936
OTHER EXPENSES
Salaries and employee benefits	23,430	20,536	48,731	41,327
Net occupancy	3,204	2,267	7,142	4,869
Equipment	2,096	1,742	4,835	3,516
Marketing	789	535	1,558	1,002
Outside data processing fees	2,039	1,391	3,870	2,871
Printing and office supplies	393	311	851	642
Core deposit amortization	592	383	1,184	770
FDIC assessments	863	674	1,923	1,418
Other real estate owned and credit-related expenses	2,613	1,479	4,370	3,345
Professional and other outside services	1,531	1,833	2,910	3,492
Other expenses	3,700	2,591	6,965	5,190
Total Other Expenses	41,250	33,742	84,339	68,442
INCOME BEFORE INCOME TAX	20,802	14,970	38,791	31,503
Income tax expense	5,642	4,155	10,011	8,823
NET INCOME	15,160	10,815	28,780	22,680
Preferred stock dividends		(852)		(1,709)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$15,160	$9,963	$28,780	$20,971
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.42	$0.35	$0.80	$0.73
Diluted Net Income Available to Common Stockholders	$0.41	$0.34	$0.79	$0.72
Cash Dividends Paid	$0.08	$0.05	$0.13	$0.08
Average Diluted Shares Outstanding (in thousands)	36,294	29,024	36,278	28,997

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
NET CHARGE OFF'S	$1,216	$2,332	$(497)	$5,263

AVERAGE BALANCES:
Total Assets	$5,520,483	$4,329,579	$5,460,419	$4,289,490
Total Loans	3,680,521	2,909,688	3,648,480	2,909,901
Total Earning Assets	4,944,516	3,922,303	4,875,474	3,883,239
Total Deposits	4,365,199	3,385,922	4,290,853	3,351,508
Total Stockholders' Equity	662,643	542,921	653,820	538,384

FINANCIAL RATIOS:
Return on Average Assets	1.10%	0.92%	1.05%	0.98%
Return on Average Stockholders' Equity	9.15	7.34	8.80	7.79
Return on Average Common Stockholders' Equity	9.15	8.40	8.81	8.93
Average Earning Assets to Average Assets	89.57	90.59	89.29	90.53
Allowance for Loan Losses as % of Total Loans	1.83	2.32	1.83	2.32
Net Charge Off's as % of Average Loans (Annualized)	0.13	0.32	(0.03)	0.36
Average Stockholders' Equity to Average Assets	12.00	12.54	11.97	12.55
Tax Equivalent Yield on Earning Assets	4.33	4.29	4.36	4.49
Cost of Supporting Liabilities	0.44	0.41	0.43	0.43
Net Interest Margin (FTE) on Earning Assets	3.89	3.88	3.93	4.06
Tangible Book Value Per Share	$13.14	$11.27	$13.14	$11.27

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Non-Accrual Loans	$51,289	$55,686	$56,402	$34,992	$38,971
Renegotiated Loans	1,359	378	3,048	3,269	4,407
Non-Performing Loans (NPL)	52,648	56,064	59,450	38,261	43,378
Other Real Estate Owned	18,621	21,077	22,246	12,052	11,765
Non-Performing Assets (NPA)	71,269	77,141	81,696	50,313	55,143
90+ Days Delinquent	1,135	1,709	1,350	837	1,072
NPAS & 90 Day Delinquent	$72,404	$78,850	$83,046	$51,150	$56,215

Loan Loss Reserve	$68,367	$69,583	$67,870	$66,224	$68,202
Quarterly Net Charge-offs	1,216	(1,713)	(630)	3,511	2,332
NPAs / Actual Assets %	1.27%	1.41%	1.50%	1.16%	1.27%
NPAs & 90 Day / Actual Assets %	1.29%	1.45%	1.53%	1.18%	1.30%
NPAs / Actual Loans and OREO %	1.90%	2.12%	2.23%	1.71%	1.87%
Loan Loss Reserves / Actual Loans (%)	1.83%	1.92%	1.87%	2.26%	2.32%
Net Charge Off's as % of Average Loans (Annualized)	0.13%	(0.19)%	(0.08)%	0.48%	0.32%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
ASSETS
Cash and cash equivalents	$115,891	$112,920	$109,434	$92,341	$69,404
Interest-bearing time deposits	27,856	37,078	55,069	18,875	59,898
Investment securities	1,214,087	1,149,977	1,095,579	914,135	908,992
Mortgage loans held for sale	7,370	6,586	5,331	5,312	14,531
Loans	3,722,733	3,616,627	3,632,409	2,925,457	2,920,080
Less: Allowance for loan losses	(68,367)	(69,583)	(67,870)	(66,224)	(68,202)
Net loans	3,654,366	3,547,044	3,564,539	2,859,233	2,851,878
Premises and equipment	74,856	74,847	74,454	54,386	54,165
Federal Reserve and Federal Home Loan Bank stock	43,127	38,990	38,990	32,790	32,790
Interest receivable	18,341	18,001	18,672	16,171	15,186
Core deposit intangibles and goodwill	201,583	202,175	202,766	148,376	148,759
Cash surrender value of life insurance	165,974	165,320	164,571	127,322	126,710
Other real estate owned	18,621	21,077	22,246	12,052	11,765
Tax asset, deferred and receivable	44,622	50,684	56,614	31,385	30,959
Other assets	28,426	28,237	28,997	13,533	13,227
TOTAL ASSETS	$5,615,120	$5,452,936	$5,437,262	$4,325,911	$4,338,264
LIABILITIES
Deposits:
Noninterest-bearing	917,825	936,741	930,772	790,174	741,095
Interest-bearing	3,411,785	3,346,438	3,300,696	2,465,672	2,591,698
Total Deposits	4,329,610	4,283,179	4,231,468	3,255,846	3,332,793
Borrowings:
Federal funds purchased	100,000	48,357	125,645	115,938	57,085
Securities sold under repurchase agreements	133,137	137,381	148,672	123,935	161,779
Federal Home Loan Bank advances	220,765	170,887	122,140	172,292	92,743
Subordinated debentures and term loans	126,874	127,172	126,807	111,849	111,778
Total Borrowings	580,776	483,797	523,264	524,014	423,385
Interest payable	2,489	3,192	1,771	1,155	1,150
Other liabilities	31,649	30,657	45,836	31,427	41,643
Total Liabilities	4,944,524	4,800,825	4,802,339	3,812,442	3,798,971
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding				34,043	68,087
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,507	4,502	4,490	3,603	3,600
Additional paid-in capital	394,774	393,765	393,783	258,350	257,626
Retained earnings	266,980	254,735	242,935	233,546	225,034
Accumulated other comprehensive income (loss)	4,210	(1,016)	(6,410)	(16,198)	(15,179)
Total Stockholders' Equity	670,596	652,111	634,923	513,469	539,293
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,615,120	$5,452,936	$5,437,262	$4,325,911	$4,338,264

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
INTEREST INCOME
Loans receivable:
Taxable	$42,323	$42,025	$38,027	$33,548	$34,018
Tax-exempt	58	61	78	85	113
Investment securities:
Taxable	5,046	4,810	4,143	3,876	3,577
Tax-exempt	3,570	3,438	3,020	2,840	2,515
Deposits with financial institutions	35	23	59	18	62
Federal Reserve and Federal Home Loan Bank stock	495	652	380	369	368
Total Interest Income	51,527	51,009	45,707	40,736	40,653
INTEREST EXPENSE
Deposits	2,874	2,549	2,350	2,213	2,599
Federal funds purchased	23	49	18	72	1
Securities sold under repurchase agreements	187	196	193	192	208
Federal Home Loan Bank advances	676	682	669	506	462
Subordinated debentures and term loans	1,648	1,641	1,342	731	733
Total Interest Expense	5,408	5,117	4,572	3,714	4,003
NET INTEREST INCOME	46,119	45,892	41,135	37,022	36,650
Provision for loan losses			1,016	1,533	1,997
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,119	45,892	40,119	35,489	34,653
OTHER INCOME
Service charges on deposit accounts	4,098	3,551	3,639	3,120	2,912
Fiduciary activities	2,360	2,212	2,237	1,986	2,264
Other customer fees	4,049	3,733	3,371	2,899	2,816
Commission income	1,886	2,268	1,585	1,636	1,748
Earnings on cash surrender value of life insurance	653	748	692	611	610
Net gains and fees on sales of loans	1,159	723	1,003	1,673	2,457
Net realized gains on sales of available for sale securities	844	581			239
Other income	884	1,370	2,546	(125)	1,013
Total Other Income	15,933	15,186	15,073	11,800	14,059
OTHER EXPENSES
Salaries and employee benefits	23,430	25,301	23,470	20,616	20,536
Net occupancy	3,204	3,938	2,992	2,430	2,267
Equipment	2,096	2,739	2,369	1,852	1,742
Marketing	789	769	675	559	535
Outside data processing fees	2,039	1,831	1,205	1,515	1,391
Printing and office supplies	393	458	378	320	311
Core deposit amortization	592	592	496	383	383
FDIC assessments	863	1,060	767	677	674
Other real estate owned and credit-related expenses	2,613	1,757	1,668	1,648	1,479
Professional and other outside services	1,531	1,379	3,361	1,444	1,833
Other expenses	3,700	3,265	3,177	2,775	2,591
Total Other Expenses	41,250	43,089	40,558	34,219	33,742
INCOME BEFORE INCOME TAX	20,802	17,989	14,634	13,070	14,970
Income tax expense	5,642	4,369	3,187	2,667	4,155
NET INCOME	15,160	13,620	11,447	10,403	10,815
Preferred stock dividends			(241)	(430)	(852)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$15,160	$13,620	$11,206	$9,973	$9,963

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.42	$0.38	$0.34	$0.35	$0.35
Diluted Net Income Available to Common Stockholders	$0.41	$0.38	$0.34	$0.35	$0.34
Cash Dividends Paid	$0.08	$0.05	$0.05	$0.05	$0.05
Average Diluted Shares Outstanding (in thousands)	36,294	36,261	32,913	29,081	29,024
FINANCIAL RATIOS:
Return on Average Assets	1.10%	1.01%	0.91%	0.93%	0.92%
Return on Average Stockholders' Equity	9.15	8.45	7.78	7.85	7.34
Return on Average Common Stockholders' Equity	9.15	8.45	8.05	8.42	8.40
Average Earning Assets to Average Assets	89.57	89.00	89.08	90.71	90.59
Allowance for Loan Losses as % of Total Loans	1.83	1.92	1.87	2.26	2.32
Net Charge Off's as % of Average Loans (Annualized)	0.13	(0.19)	(0.08)	0.48	0.32
Average Stockholders' Equity to Average Assets	12.00	11.94	11.64	11.85	12.54
Tax Equivalent Yield on Earning Assets	4.33	4.40	4.30	4.35	4.29
Cost of Supporting Liabilities	0.44	0.43	0.41	0.38	0.41
Net Interest Margin (FTE) on Earning Assets	3.89	3.97	3.89	3.97	3.88
Tangible Book Value Per Share	$13.14	$12.63	$12.17	$11.56	$11.27

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Commercial and industrial loans	$857,844	$787,390	$761,705	$652,356	$657,764
Agricultural production financing and other loans to farmers	102,270	99,226	114,348	98,489	105,175
Real estate loans:
Construction	165,388	155,117	177,082	149,875	101,909
Commercial and farmland	1,621,436	1,606,735	1,611,809	1,264,180	1,272,761
Residential	629,162	626,202	616,385	452,277	460,108
Home Equity	261,811	256,790	255,223	206,816	203,788
Individuals' loans for household and other personal expenditures	61,533	61,742	69,783	70,380	79,258
Lease financing receivables, net of unearned income	1,231	1,378	1,545	1,815	1,828
Other loans	22,058	22,047	24,529	29,269	37,489
Loans	3,722,733	3,616,627	3,632,409	2,925,457	2,920,080
Allowance for loan losses	(68,367)	(69,583)	(67,870)	(66,224)	(68,202)
NET LOANS	$3,654,366	$3,547,044	$3,564,539	$2,859,233	$2,851,878

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Demand deposits	$2,041,183	$1,966,895	$2,018,650	$1,610,662	$1,648,712
Savings deposits	1,251,277	1,282,702	1,257,994	937,521	916,481
Certificates and other time deposits of $100,000 or more	251,585	265,683	272,660	190,866	205,467
Other certificates and time deposits	534,344	568,160	595,110	422,151	448,885
Brokered deposits	251,221	199,739	87,054	94,646	113,248
TOTAL DEPOSITS	$4,329,610	$4,283,179	$4,231,468	$3,255,846	$3,332,793

CONSOLIDATED BALANCE SHEETS (AVERAGE)
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
ASSETS
Cash and cash equivalents	$79,974	$95,255	$91,121	$69,974	$69,045
Interest-bearing time deposits	59,030	44,313	116,839	24,497	109,522
Investment securities	1,170,976	1,109,914	963,478	908,419	880,241
Mortgage loans held for sale	5,583	4,936	5,069	11,063	17,489
Loans	3,674,938	3,611,148	3,287,924	2,907,144	2,892,199
Less: Allowance for loan losses	(69,188)	(68,806)	(66,949)	(69,117)	(69,296)
Net loans	3,605,750	3,542,342	3,220,975	2,838,027	2,822,903
Premises and equipment	74,869	74,631	66,383	54,757	53,896
Federal Reserve and Federal Home Loan Bank stock	42,809	38,990	36,095	32,790	32,789
Interest receivable	17,919	17,118	17,359	14,026	13,864
Core deposit intangibles and goodwill	201,864	202,528	177,518	148,571	148,954
Cash surrender value of life insurance	165,545	164,842	152,972	126,922	126,315
Other real estate owned	19,539	21,867	16,557	11,669	12,202
Tax asset, deferred and receivable	48,296	54,753	49,525	32,484	27,676
Other assets	28,329	28,199	36,383	13,783	14,683
TOTAL ASSETS	$5,520,483	$5,399,688	$4,950,274	$4,286,982	$4,329,579
LIABILITIES
Deposits:
Noninterest-bearing	927,238	915,635	883,044	775,545	753,695
Interest-bearing	3,437,961	3,300,046	2,977,408	2,519,824	2,632,227
Total Deposits	4,365,199	4,215,681	3,860,452	3,295,369	3,385,922
Borrowings:
Federal funds purchased	28,628	49,140	21,367	68,236	2,267
Securities sold under repurchase agreements	132,433	147,492	135,697	126,938	158,377
Federal Home Loan Bank advances	171,372	170,125	149,278	139,941	93,014
Subordinated debentures and term loans	127,169	126,820	121,795	111,779	111,778
Total Borrowings	459,602	493,577	428,137	446,894	365,436
Interest payable	2,984	3,047	1,811	1,592	1,808
Other liabilities	30,055	42,484	83,717	35,093	33,492
Total Liabilities	4,857,840	4,754,789	4,374,117	3,778,948	3,786,658
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding			19,242	34,413	68,087
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,503	4,495	4,075	3,601	3,598
Additional paid-in capital	394,121	393,590	323,196	257,847	257,147
Retained earnings	261,742	249,978	245,083	230,077	221,606
Accumulated other comprehensive income (loss)	2,152	(3,289)	(15,564)	(18,029)	(7,642)
Total Stockholders' Equity	662,643	644,899	576,157	508,034	542,921
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,520,483	$5,399,688	$4,950,274	$4,286,982	$4,329,579